UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 31, 2023
MSC Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-6000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On August 31, 2023, MSIF Funding LLC, a Delaware limited liability company (the “SPV”), a wholly owned subsidiary of MSC Income Fund, Inc., a Maryland corporation (the “Company”), entered into an amendment (the “Amendment”) to its senior secured revolving credit facility (the “JPM SPV Facility”) with JPMorgan Chase Bank, National Association to, among other changes, extend the revolving period under the JPM SPV Facility until February 3, 2027 and the final maturity date to February 3, 2028. The interest rate for outstanding borrowings under the JPM SPV Facility is unchanged at three month Term SOFR plus 3.00%. At the Company’s request, the total commitments under the JPM SPV Facility were reduced from $325.0 million to $300.0 million to more closely match the Company’s capital needs, while maintaining the accordion feature with the right to request an increase up to $450.0 million of total commitments on the same terms and conditions as existing commitments.
The foregoing description of the Amendment and the JPM SPV Facility does not purport to be complete and is qualified in its entirety by reference to the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth above under Item 1.01 is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

10.1
Second Amendment to Loan and Security Agreement, dated August 31, 2023, by and among MSIF Funding, LLC, as borrower; MSC Income Fund, Inc., as portfolio manager; U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator; U.S. Bank National Association, as securities intermediary; and JPMorgan Chase Bank, National Association, as administrative agent and lender.

99.1	Press Release Dated August 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc.

Date: August 31, 2023	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel